UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2020

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On May 7, 2020, Sage Therapeutics, Inc. (the “Company” or “Sage”) announced its financial results for the quarter ended March 31, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, the Company announced the promotion of Michael Cloonan, age 49, to serve as the Company’s Chief Operating Officer, effective as of May 1, 2020. Prior to this appointment, Mr. Cloonan served as the Company’s Chief Business Officer since April 2017. Prior to joining Sage, Mr. Cloonan worked in various leadership positions at Biogen, Inc. from 2003 to 2017. In connection with his promotion to Chief Operating Officer, Mr. Cloonan’s annual base salary was increased from $485,000 to $500,000, effective as of May 1, 2020, and his target bonus increased from 40% to 50%.

In addition, on May 1, 2020, the Compensation Committee granted to Mr. Cloonan (i) an option (the “Option”) to purchase 50,000 shares of the Company’s common stock (the “Common Stock”) and (ii) 25,000 performance-based restricted stock units (“PSUs”), in each case pursuant to the Sage Therapeutics, Inc. 2014 Stock Option and Incentive Plan. The Option has an exercise price per share of $37.13, the closing price of the Common Stock on May 1, 2020, and a term of 10 years from May 1, 2020. The Option shall vest as to 12,500 shares of the Company’s Common Stock on May 1, 2021, with the remainder vesting in 36 equal monthly installments thereafter, subject to Mr. Cloonan’s continued service to the Company on each vest date. The PSUs shall vest upon the achievement of certain strategic clinical and/or commercial milestones.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Sage Therapeutics, Inc. on May 7, 2020, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	SAGE THERAPEUTICS, INC.

	By:	/s/ Jennifer Fitzpatrick
Jennifer Fitzpatrick
Vice President, Corporate Counsel